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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-54047


                       SUPPLEMENT TO THE PROSPECTUS OF
                          MORGAN STANLEY DEAN WITTER
                     SELECT DIMENSIONS INVESTMENT SERIES

                              DATED MAY 1, 2000

   The information contained in the Prospectus with respect to the Diversified Income Portfolio under the section entitled "Principal Investment Strategies" is hereby amended as follows:

   The second paragraph and the first clause of the third paragraph are hereby replaced by the following:

   The three groups of Portfolio investments include: (1) global securities;
(2) mortgage-backed and U.S. Government securities; and (3) high yield securities.

   (1) GLOBAL SECURITIES. The securities in the first group include:

          Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Services ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

   The paragraph relating to the short-term remaining maturity of the investments of the first group is hereby deleted.

October 26, 2000